Dear Shareholder:

We are pleased to enclose the semi-annual report of the operations of the ND Tax-Free Fund, Inc. for the six months ended June 30, 1999. The Fund's portfolio and related financial statements are presented within for your review.

As we end the first half of 1999, stabilizing global economies and the U.S. economy growing at what many economists believe is an unsustainable pace has lead the Federal Reserve to raise short-term interest rates a quarter of a percentage point. Strong consumer spending and a tight labor market were the primary factors for Mr. Greenspan's pre-emptive strike against a rise in inflation. Typically, a higher fed funds rate - the rate at which banks borrow from each other overnight - means higher rates for things such as mortgage loans, credit cards and savings accounts.

Anticipations of a Federal Reserve tightening have seen yields on the benchmark 30-year Treasury bond rise from a January yield of 5.07% to 5.97%.

Tax-free municipal yields have also risen from 5.06% to 5.33% on AAA rated bonds. This slower rise compared to Treasuries can be attributed to investor demand for tax-free bonds.

The ND Tax-Free Fund, Inc. began the year at $8.94 and closed the six month period at $8.80. In anticipation of stronger economic growth, the ND Tax-Free Fund, Inc. at times during the period utilized a defensive position in U.S. Treasury futures. Share price was stabilized as yields on U.S. Treasuries rose throughout the first half of the year. Stability of share price is the primary objective of a defensive position.

Diversification remains an important strategy of the Fund. Purchases during the first six months include Bismarck St. Alexius Medical Facilities, North Dakota Housing, and University of Mary issues.

Income exempt from federal and North Dakota income taxes with preservation of capital remain the chief objectives of the Fund.

Sincerely,



Monte L. Avery				Robert E.Walstad
Chief Portfolio Strategist			President

Terms & Definitions
--------------------

Average Annual Total Return
A standardized measurement of the return (yield and appreciation) earned by the fund on an annual basis.

Contingent Deferred Sales Charge (CDSC)
A charge applied at the time of redemption, assuming redemption at the end of the period.

Coupon Rate or Face Rate
The rate of interest payable annually, based on the face amount of the bond; expressed as a percentage.

Lehman Brothers Municipal Bond Index
An unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

Market Value
Actual (or estimated) price at which a bond trades in the market place.

Maturity
A measure of the term or life of a bond in years. When a bond "matures," the issuer repays the principal.

Net Asset Value (NAV)
The value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charges.

Quality Ratings
A designation assigned by independent rating companies to give a relative indication of a bond's credit worthiness. "AAA", "AA" and "A" indicate investment grade securities. Ratings can range from a high of "AAA" to a low of "D".

Total Return
Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund's portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

PERFORMANCE AND COMPOSITON
---------------------------

Portfolio Ratings
(based on Total Long-Term Investments)
--------------------------------------
[pie chart]

AAA          41.7
AA           34.7
A             9.9
NR           13.7

Quality ratings reflect the financial strength of the issuer. They are assigned by independent rating services such as Moody's Investors Services and Standard & Poor's. Non-rated bonds have been determined to be of appropriate quality for the portfolio by ND Money Management, Inc., the investment adviser.

Portfolio Market Sectors
(As a % of Net Assets
-------------------------

HC-Health Care     29.7
H-Housing          25.5
I-Industrial       17.3
O-Other             8.0
E-Education         7.3
U-Utilities         5.5
C/L-COP/Lease       5.0
WS-Water & Sewer    1.7

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

Comparative Index Graph
------------------------
[line graph]
                  Comparison of change in value of a $10,000 investment in the ND Tax-Free Fund and the Lehman Brothers Municipal Bond Index

                              Lehman Brothers
              w/o CDSC        Municipal Bond Index
 -----------------------------------------------------------
1/3/1989     $10,000          $10,000
1989         $10,291          $11,079
1900         $11,109          $11,886
1991         $12,006          $13,330
1992         $12,718          $14,505
1993         $13,529          $16,286
1994         $13,262          $15,444
1995         $14,413          $18,140
1996         $15,367          $18,946
1997         $16,007          $20,689
1998         $16,564          $22,030
6/30/99      $16,718          $21,832

Average Annual Total Returns

                        For periods ending June 30, 1999
                       ---------------------------------
                                           Since Inception
                   1 year     5 year      (January 3, 1989)
                  -----------------------------------------
Without CDSC        3.05%      4.44%         5.02%
With CDSC           (.87)%     N/A           N/A

Putting Performance into Perspective
Returns are historical and are not a guarantee of future results. The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Lehman Brothers index is a national index representative of the national municipal bond market, whereas the Fund concentrates its investments in North Dakota municipal bonds. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses. All Fund and benchmark returns include reinvested dividends. The Fund's share price, yields, and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

Key Statistics
---------------

12-31-98 NAV(share value)     $8.94
06-30-99 NAV                  $8.80
Average Maturity              20.5 years
Number of Issues              64
Total Net Assets           $76,348,197


Schedule of Investments  June 30, 1999 (Unaudited)
Name of Issuer
Percentages represent the                                     Rating
Market value of each                                          Moody's     Coupon                     Principal        Market
Investment category to total net assets                       /S&P        Rate       Maturity        Amount            Value
------------------------------------------------------------------------------------------------------------------------------
NORTH DAKOTA MUNICIPAL BONDS (98.5%)

Bismarck, ND (Marillac Manor) Facs. Rev. Ref.                NR/NR       7.700%     02/01/16       $    250,000    $    252,423
Bismarck, ND (St. Alexius Medl. Ctr.) Rev. Ref. FSA         Aaa/AAA      5.000      07/01/28          1,100,000       1,040,237
Burleigh Cty., ND (Missouri Slope Ctr.) Rev. Ref.            NR/NR       7.000      11/01/07            500,000         510,435
Burleigh Cty., ND (St. Vincent  Nursing Home) Facs. Rev.     NR/NR       7.000      06/01/19            500,000         489,110
Burleigh Cty., ND (Univ. of Mary) Facs. Rev.                 NR/NR       5.750      12/01/11          1,000,000       1,070,340
Burleigh Cty., ND (Univ. of Mary) Facs. Rev.                 NR/NR       5.875      12/01/15          1,000,000       1,049,540
Burleigh Cty., ND (Univ. of Mary) Facs. Rev.                 NR/NR       5.625      12/01/15          1,000,000         978,960
Carrington, ND Cath. Hlth. Corp. Facs. Rev.                  Aa/AA       6.250      11/15/15            500,000         533,045
Devils Lake, ND Cath. Hlth. Corp. Facs. Rev.                 Aa/AA       6.250      11/15/07          1,125,000       1,207,271
Dickinson, ND (BHS L\T Care, Inc.) Facs. Rev.                Aa/NR       7.625      02/15/20          1,210,000       1,268,092
Dickinson, ND (BHS L\T Care, Inc.) Facs. Rev.                Aa/NR       7.500      02/15/10            600,000         628,806
Dickinson, ND (St. Luke's Home) Rev.                         NR/NR       7.250      05/01/22            500,000         514,120
Fargo, ND (MeritCare Obligation Group) Rev. MBIA            Aaa/AAA      5.550      06/01/16            500,000         522,130
Fargo, ND (MeritCare Obligation Group) Rev. MBIA            Aaa/AAA      5.375      06/01/27          1,565,000       1,554,248
#Fargo, ND (St. Luke's Hospital) Facs. Rev. Ref.             NR/A+       6.500      06/01/15          4,000,000       4,242,760
Grand Forks, ND (4000 Valley Square Project) Hsg. Rev.       NR/NR       6.250      12/01/34          2,710,000       2,649,404
Grand Forks, ND (Aurora Project) Sales Tax Rev. MBIA        Aaa/AAA      5.625      12/15/29          1,500,000       1,541,010
Grand Forks, ND (Cirrus Project) Sales Tax Rev.             A-1/NR       5.900      05/01/17            695,000         716,663
Grand Forks, ND (United Hospital) Facs. Rev. MBIA           Aaa/AAA      6.625      12/01/10            830,000         891,993
Grand Forks, ND (United Hospital) Facs. Rev. MBIA           Aaa/AAA      6.500      12/01/06            750,000         800,475
Grand Forks, ND (United Hospital) Facs. Rev. MBIA           Aaa/AAA      6.250      12/01/19          1,000,000       1,089,160
*Grand Forks, ND (United Hospital) Facs. Rev. MBIA          Aaa/AAA      6.450      12/01/23          1,525,000       1,704,920
Grand Forks, ND (Valley Square Project) Hsg. Rev.            NR/NR       6.375      12/01/34            645,000         643,600
Jamestown, ND (College) Facs. Rev.                           NR/NR       6.625      10/01/14            800,000         842,424
Jamestown, ND (Heritage Centre) Ref. Rev.                    NR/NR       5.700      11/01/20            250,000         240,240
+Lisbon, ND (Parkside Lutheran Home) Rev.                    NR/NR       0.000      06/01/12            500,000         100,091
Mercer Cty., ND (Basin Elec.) Rev.                            A/A        7.000      01/01/19            960,000         969,158
*Mercer Cty., ND (Basin Elec.) Rev. AMBAC                   Aaa/AAA      6.050      01/01/19          5,425,000       5,840,067
*Mercer Cty., ND (MT-Dak. Util.) Rev. FGIC                  Aaa/AAA      6.650      06/01/22          3,500,000       3,792,495
#Mercer Cty., ND (NW Public Svc.) Rev. Ref. MBIA            Aaa/AAA      5.850      06/01/23          3,800,000       3,955,496
Morton Cty., ND (MT-Dak. Util.) Rev. FGIC                   Aaa/AAA      6.650      06/01/22            350,000         379,453
Morton Cty., ND Multifamily Hsg. Rev. Ref.                   NR/NR       6.750      03/01/21            500,000         504,720
ND (HFA) Hsg. Finance Program                              Aa-3/NR       5.250      01/01/30            500,000         488,110
ND (HFA) Hsg. Finance Program                              Aa-3/NR       6.750      07/01/25          3,065,000       3,274,401
ND (HFA) Hsg. Finance Program                              Aa-3/NR       6.300      01/01/15            690,000         729,302
ND (HFA) Hsg. Finance Program                              Aa-3/NR       5.200      07/01/19            500,000         495,010
ND (HFA) Hsg. Finance Program                              Aa-3/NR       6.300      07/01/16            445,000         470,823
ND (HFA) Hsg. Finance Program                              Aa-3/NR       6.150      07/01/27            505,000         522,665
ND (HFA) Hsg. Finance Program                              Aa-3/NR       6.100      07/01/28          1,925,000       1,996,841
ND (HFA) Multifamily Rev. Ref. FNMA                          NR/AAA      6.200      12/01/20            825,000         863,148
ND (HFA) Single Family Mrtge. Program                        Aa/A+       7.900      07/01/10             98,000         101,159
ND (HFA) Single Family Mrtge. Program                        Aa/A+       8.050      01/01/24            480,000         494,933
ND (HFA) Single Family Mrtge. Program                        Aa/A+       7.750      07/01/24            505,000         528,649
ND (HFA) Single Family Mrtge. Program                        Aa/A+       7.300      07/01/24            885,000         924,896
ND (HFA) Single Family Mrtge. Program                        Aa/A+       7.000      07/01/23            765,000         805,407
ND (HFA) Single Family Mrtge. Program                        Aa/A+       6.800      07/01/23          2,485,000       2,596,676
ND (HFA) Single Family Mrtge. Program                        Aa/A+       6.700      07/01/13            320,000         339,139
ND (HFA) Single Family Mrtge. Program                        Aa/A+       6.800      07/01/25          1,530,000       1,603,700
ND (HFA) Single Family Mrtge. Program                        Aa/A+       6.950      07/01/25          1,940,000       2,064,897
ND Blding. Auth. Lease Rev. FSA                             Aaa/AAA      6.000      12/01/13            500,000         541,795
ND Blding. Auth. Lease Rev. Ref. AMBAC                      Aaa/AAA      6.000      06/01/10          1,700,000       1,823,386
ND Municipal Bond Bank Revolving Fund Program                Aa/NR       4.625      10/01/19            690,000         643,177
ND Municipal Bond Bank Revolving Fund Program                Aa/NR       6.300      10/01/15            530,000         582,830
ND Municipal Bond Bank Revolving Fund Program                Aa/NR       6.250      10/01/14          3,525,000       3,815,742
ND State Board of Hgr. Educ. (MSU) Facs. Rev. Ref.           NR/NR       6.750      08/01/05            755,000         793,120
ND State Water Commission Devl. Rev. AMBAC                  Aaa/AAA      5.750      07/01/27          1,250,000       1,301,075
ND Student Loan Rev. AMBAC                                  Aaa/AAA      6.350      07/01/13            250,000         273,278
ND Student Loan Rev. AMBAC                                  Aaa/AAA      6.300      07/01/12            100,000         108,893
ND Student Loan Rev. AMBAC                                  Aaa/AAA      6.400      07/01/14            400,000         439,424
Univ. of ND Lease Financing C.O.P.'s                          A/A-       7.300      09/01/10          1,425,000       1,474,718
Wahpeton, ND (Town Centre Square) Rev. Ref.                  NR/NR       8.500      02/01/14            250,000         187,500
Ward Cty., ND (St. Joseph Hospital) Facs. Rev.               NR/AAA      7.250      11/01/06          1,000,000       1,082,780
Ward Cty., ND (St. Joseph Hospital) Facs. Rev.               NR/AAA      8.875      11/15/24            200,000         247,112
Ward Cty., ND (St. Joseph Hospital) Facs. Rev. Ref.          NR/AAA      7.250      11/01/06          1,000,000       1,080,380
                                                                                                                   ------------
TOTAL NORTH DAKOTA MUNICIPAL BONDS (COST: $72,532,934)                                                             $ 75,217,852
                                                                                                                   ------------
SHORT-TERM SECURITIES (.52%)
 Federated Tax-Free Fund 15                                                                                        $    148,978
 Federated Intermediate Municipal Trust 78                                                                              246,499
                                                                                                                   ------------
 TOTAL SHORT-TERM SECURITES (COST: $398,778)                                                                       $    395,477
                                                                                                                   ------------
 TOTAL INVESTMENTS IN SECURITIES (COST: $72,931,712)                                                               $ 75,613,329
 OTHER ASSETS LESS LIABILITIES                                                                                          734,868
                                                                                                                   ------------
 NET ASSETS                                                                                                        $ 76,348,197
                                                                                                                   ============


* Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

# Indicates bonds are segregated by the custodian to cover initial margin requirements.

+ Indicates bond is non-income producing.

FOOTNOTE: Non-rated (NR) securities have been determined to be of investment grade quality by the Fund's Manager.

The accompanying notes are an integral part of these financial statements.


Financial Statements June 30, 1999

Statement of Assets and Liabilities June 30, 1999 (Unaudited)
--------------------------------------------------------------

ASSETS
     Investments in securities, at value (cost:$72,931,712)     $ 75,613,329
     Accrued dividends receivable                                      3,784
     Accrued interest receivable                                   1,273,506
     Receivable for fund shares sold                                  40,000
     Prepaid expenses                                                 17,176
                                                                ------------
        Total Assets                                            $ 76,947,795
                                                                ------------
LIABILITIES
     Bank overdraft                                             $     92,680
     Dividends payable                                               345,908
     Accrued expenses                                                 93,492
     Payable for fund shares redeemed                                 67,518
                                                                ------------
        Total Liabilities                                       $    599,598
                                                                ------------
NET ASSETS                                                      $ 76,348,197
                                                                ============
Net assets are represented by:
     Capital stock outstanding, at par                          $      8,679
     Additional paid-in capital                                   79,889,726
     Accumulated undistributed net realized gain (loss)
     on investments                                               (6,231,825)
     Unrealized appreciation on investments                        2,681,617
                                                                ------------
          Total amount representing net assets applicable to
           8,678,811 outstanding shares of $.001 par value
          common stock (100,000,000  shares authorized)         $ 76,348,197
                                                                ============
Net asset value per share                                       $       8.80
                                                                ============

Statement of Operations For the six months ended June 30, 1999 (Unaudited)

INVESTMENT INCOME
    Interest                                                    $  2,289,149
    Dividends                                                         16,542
                                                                ------------
         Total Investment Income                                $  2,305,691
                                                                ------------
EXPENSES
    Investment advisory fees                                    $    237,827
    Distribution fees (12b-1)                                        336,920
    Custodian fees                                                     7,032
    Transfer agent fees                                               44,482
    Accounting service fees                                           30,700
    Professional fees                                                  3,900
    Directors fees                                                     2,583
    Transfer agent out of pockets                                      6,672
    Reports to shareholders                                            2,000
    License, fees, and registrations                                     850
    Insurance expense                                                  2,808
                                                                ------------
        Total Expenses                                          $    675,774
     Less expenses waived or asorbed
      By the Fund's manager                                         (160,483)
                                                                -------------
         Total Net Expenses                                     $    515,291
                                                                -------------
NET INVESTMENT INCOME                                           $  1,790,400
                                                                -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
     Net realized gain (loss) from:
     Investment transactions                                    $    (20,723)
     Futures transactions-                                         1,029,311
     Net change in unrealized appreciation (depreciation) of:
     Investments                                                  (1,829,765)
     Futures                                                        (269,378)
                                                                -------------
       Net Realized and Unrealized Gain (Loss) On Investments
       and Futures                                              $ (1,090,555)
                                                                -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS                                                 $    699,845
                                                                =============

The accompanying notes are an integral part of these financial statements.


Financial Statements June 30, 1999

Statement of Changes in Net Assets
For the six months ended June 30, 1999, and the year ended December 31, 1998

                                                                                  For The Six Months         For The Year Ended
                                                                                  Ended June 30, 1999        December 31, 1998
                                                                                 ----------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income                                                        $  1,790,400                 $   3,866,418
    Net realized gain (loss) on investments and futures transactions                1,008,588                    (1,462,603)
    Net change in unrealized appreciation (depreciation) on investments
    and futures                                                                    (2,099,143)                      530,067
                                                                                 ----------------          --------------------
         Net Increase (Decrease) in Net Assets Resulting From Operations         $    699,845                 $   2,933,882
                                                                                 ----------------          --------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends from net investment income ($.20 and $.41 per share, respectively) $ (1,790,400)                $  (3,866,418)
    Return of capital distributions ($.02 and $.05 per share, respectively)          (198,189)                     (421,529)
    Distributions from net realized gain on investment and futures transactions             0                             0
                                                                                 ---------------          -------------------
         Total Dividends and Distributions                                       $ (1,988,589)                $  (4,287,947)
                                                                                 ----------------          -------------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from sale of shares                                                 $  2,155,586                 $   3,794,231
    Proceeds from reinvested dividends                                              1,309,546                     2,911,012
    Cost of shares redeemed                                                        (6,815,253)                  (12,798,668)
                                                                                 ----------------          -------------------
         Net Increase (Decrease) in Net Assets Resulting From
         Capital Share Transactions                                              $ (3,350,121)                $  (6,093,425)
                                                                                 ----------------          -------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                          $ (4,638,865)                $  (7,447,490)

NET ASSETS, BEGINNING OF PERIOD                                                  $ 80,987,062                 $  88,434,552
                                                                                 ----------------          -------------------
NET ASSETS, END OF PERIOD                                                        $ 76,348,197                 $  80,987,062
                                                                                 ================          ===================
The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements June 30, 1999 (Unaudited)


Note 1. ORGANIZATION
ND Tax-Free Fund, Inc. (the Fund) is registered under the Investment
Company Act of 1940 as a non-diversified, open-end management investment company. The Fund incorporated under the laws of the State of North Dakota on October 7, 1988, and commenced operations on January 3, 1989. The Fund's objective is to provide as high a level of current income exempt from federal and North Dakota income taxes as is consistent with preservation of capital. The Fund will seek to achieve this by investing primarily in a portfolio of North Dakota tax-exempt securities.

Shares of the Fund are offered with no initial sales charge. Shares may be subject to a contingent deferred sales charge if redeemed within five years of purchase.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Investment security valuation - Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued using a matrix system at fair value as determined by ND Money Management. The matrix system has been developed based on procedures approved by the Board of Directors which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed. The Fund follows industry practice and records security transactions on the trade date.

The Fund concentrates its investments in a single state. This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

Federal and state income taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income and any net realized gain on investments to its shareholders. Therefore, no provision for income taxes is required. The Fund has available at June 30, 1999, a net capital loss carry forward totaling $6,971,037, which may be used to offset capital gains realized during subsequent years through December 31, 2006.

Distributions to shareholders - Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Investment income - Dividend income is recognized on the ex-dividend date and interest income is recognized daily on an accrual basis. Premiums and discounts on securities purchased are amortized using the effective interest method over the life of the respective securities, unless callable, in which case they are amortized to the earliest call date.

Futures contracts - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. Government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassifications - Certain prior year amounts have been reclassified to conform to the current year presentation.


Note 3. SHARE TRANSACTIONS
As of June 30, 1999, there were 100,000,000 shares of $.001 par authorized; 8,678,811 and 9,055,044 were outstanding at June 30, 1999, and December 31, 1998, respectively.
Transactions in capital shares were as follows:

                                                         Shares
                                      For the Six Months         For the Year
                                      Ended June 30, 1999            Ended
                                           (Unaudited)        December 31, 1998
                                      -----------------------------------------
Shares sold                                 241,798               421,712
Shares issued on reinvestment
of dividends                                146,757               323,387
Shares redeemed                            (764,788)           (1,423,509)
                                      -----------------------------------------
Net increase (decrease)                    (376,233)             (678,410)
                                      =========================================


Note 4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
ND Money Management, Inc., the Fund's investment adviser; ND Capital, Inc., the Fund's underwriter; and ND Resources, Inc., the Fund's transfer and accounting services agent; are subsidiaries of ND Holdings, Inc., the Fund's sponsor.

The Fund has engaged ND Money Management, Inc. to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.60%
of the Fund's average daily net assets. The Fund has recognized $216,075 of investment advisory fees after a partial waiver for the six months ended June 30, 1999. The Fund has a payable to ND Money Management, Inc. of $37,190 at June 30, 1999 for investment advisory fees. Certain officers and directors of the Fund are also officers and directors of the investment adviser.

The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the 1940 Act, whereby the Fund shall pay to ND Capital, Inc. (Capital), its principal underwriter, an annual fee for certain expenses incurred by Capital in connection with the distribution of the Fund's shares. The annual fee paid to Capital under the Plan is calculated daily and paid monthly by the Fund at the annual rate of 0.85% of the average daily net assets of the Fund. The Fund has recognized $198,189 of 12b-1 fee expenses after partial waiver for the six months ended June 30, The Fund has a payable to Capital of $34,203 at June 30, 1999 for 12b-1 fees.

ND Resources, Inc. (the transfer agent) provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $15 million, 0.10% of the Fund's net assets on the next $10 million, and 0.09% of the Fund's net assets in excess of $50 million. The Fund has recognized $44,482 of transfer agency fees for the six months ended June 30, 1999. The Fund has a payable to ND Resources, Inc. of $7,725 at June 30, 1999 for transfer agency fees. ND Resources,
Inc. also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. The Fund has recognized $30,700 of accounting service fees for the six months ended June 30, 1999. The Fund has a payable to ND Resources, Inc. of $5,355 at June 30, 1999 for accounting service fees.

Note 5. INVESTMENT SECURITY TRANSACTIONS
The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $3,194,804 and $4,566,744, respectively, for the six months ended June 30, 1999.


Note 6. INVESTMENT IN SECURITIES
At June 30, 1999, the aggregate cost of securities for federal income tax purposes was $72,931,712, and the net unrealized appreciation of investments based on the cost was $2,681,617, which is comprised of $3,318,339 aggregate gross unrealized appreciation and $636,722 aggregate gross unrealized depreciation.

Financial Highlights Selected per share data and ratios for the period indicated
---------------------------------------------------------------------------------
                                                  For the Six Months
                                                  Ended June 30, 1999             For The Year Ended December 31,
                                                      (Unaudited)        1998        1997        1996         1995        1994
                                                 -----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $   8.94            $  9.09     $  9.19     $  9.09      $   8.83    $  9.52
                                                 -----------------------------------------------------------------------------
Income from Investment Operations:
     Net investment income                        $    .20            $   .41     $   .43     $   .46      $    .47    $  .48
     Net realized and unrealized gain
     (loss) on investments and futures
     transactions                                     (.12)              (.10)       (.05)        .13           .28      (.67)
                                                 -----------------------------------------------------------------------------
         Total Income (Loss) From
         Investment Operations                    $    .08            $   .31     $   .38     $   .59      $    .75    $ (.19)
                                                 -----------------------------------------------------------------------------
Less Distributions:
     Dividends from net investment income         $   (.20)           $  (.41)    $  (.43)    $  (.46)     $   (.47)   $ (.48)
     Return of capital distributions                  (.02)              (.05)       (.05)       (.03)         (.02)     (.02)
     Distributions from net realized gains             .00                .00         .00         .00           .00       .00
                                                 -----------------------------------------------------------------------------
         Total Distributions                      $   (.22)           $  (.46)    $  (.48)    $  (.49)     $   (.49)   $ (.50)
                                                 -----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $   8.80            $  8.94     $  9.09     $  9.19      $   9.09    $ 8.83
                                                 =============================================================================
Total Return                                     1.86%(A)(C)         3.48%(A)    4.17%(A)    6.62% (A)    8.68%(A)   (2.07)%(A)

Ratios/Supplemental Data:
     Net assets, end of period
     (in thousands)                              $76,348            $80,987     $88,435     $91,631      $94,532      $91,865
     Ratio of net expenses
     (after expense assumption) to
     average net assets                          1.30%(B)(C)        1.30%(B)    1.30%(B)     1.13%(B)     1.05%(B)    1.06%(B)
     Ratio of net investment income
     to average net assets                       4.52%(C)           4.59%       4.70%        5.00%        5.20%       5.19%
     Portfolio turnover rate                     4.13%              7.32%      13.18%       12.92%        8.02%       5.55%

(A)Excludes contingent deferred sales charge of 4%.
(B)During the periods indicated above, ND Holdings, Inc. assumed/waived expenses of $160,483, $331,888, $50,649, $40,861, $3,799 and $31,115,
   respectively. If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 1.70%, 1.70%, 1.36%, 1.18%,1.05% and 1.10%, respectively.
(C)Ratio is annualized.

The accompanying notes are an integral part of these financial statements.
